Debt (Tables)	12 Months Ended
Dec. 31, 2017
Debt Disclosure [Abstract]
Schedule of the Company's Debt

The Company’s debt at December 31, 2017 and 2016 consisted of the following:

	2017	2016
Borrowings under the Revolving Credit Facility	$75	$—
Term Loan Facility due September 30, 2022 (a)	306	$353
8.75% Senior Secured Notes due October 15, 2023	450	450
Capital lease obligations	3	6
Unamortized debt issuance costs	(12)	(15)
Total debt	822	794
Less: current portion	(123)	(52)
Long-term debt	$699	$742

(a)	The borrowings under the Term Loan Facility are subject to a variable interest rate. As of December 31, 2017 and 2016, the interest rate was 7.07% and 7.00%, respectively.

Future Maturities of Debt

At December 31, 2017, the future maturities of debt, including capitalized leases, were as follows:

Amount
2018	$124
2019	43
2020	43
2021	43
2022	137
2023 and thereafter	450
Total (a)	$840
(a)

Excludes unamortized debt issuance costs of $4 million and $8 million related to the Company’s Term Loan Facility and 8.75% Senior Notes due October 15, 2023, respectively, and a discount of $6 million related to the Company’s Term Loan Facility. These amounts do not represent contractual obligations with a fixed amount or maturity date.

Summary Of Interest Expense

The following table summarizes interest expense included in the consolidated and combined statements of operations:

	2017	2016	2015
Interest incurred	$73	$19	$—
Less: interest income	(1)	(1)	(3)
Interest expense (income), net	$72	$18	$(3)